UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2020

EQUIFAX INC.
(Exact name of registrant as specified in Charter)

GA	001-06605	58-0401110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street	N.W.
Atlanta	GA	30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(404) 885-8000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value per share	EFX	New York Stock Exchange

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 7, 2020, Equifax Inc., a Georgia corporation (the “Company”), held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 121,970,910 shares were represented in person or by valid proxy at the Annual Meeting and the Company’s shareholders took the following actions:

1. Election of Directors. Shareholders elected ten directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The vote totals for each of these individuals is set forth below:

Director	Shares For	Shares Against	Shares Abstained
Mark W. Begor	106,655,346	546,997	95,089
Mark L. Feidler	102,925,344	2,541,350	1,830,738
G. Thomas Hough	103,566,843	3,628,467	102,122
Robert D. Marcus	103,624,791	3,569,174	103,467
Siri S. Marshall	102,776,067	4,423,808	97,557
Scott A. McGregor	106,626,979	572,413	98,040
John A. McKinley	103,980,495	3,219,549	97,388
Robert W. Selander	105,954,640	1,245,711	97,081
Elane B. Stock	104,367,994	1,102,731	1,826,707
Heather H. Wilson	106,234,518	969,959	92,955

There were 5,760,821 broker non-votes with respect to each director nominee listed above.

2. Advisory Vote to Approve Named Executive Officer Compensation. Shareholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers. The vote totals were 95,416,987 shares for, 9,057,171 shares against, 2,823,274 share abstentions and 5,760,821 broker non-votes.

3. Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020. The vote totals were 110,048,660 shares for, 2,937,336 shares against and 72,257 share abstentions.

4. Approval of Employee Stock Purchase Plan. Shareholders approved the Company’s 2020 Employee Stock Purchase Plan. The vote totals were 106,559,763 shares for, 635,475 shares against, 102,194 share abstentions and 5,760,821 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2020	EQUIFAX INC.

	By:	/s/ John J. Kelley III
	Name:	John J. Kelley III
	Title:	Corporate Vice President, Chief Legal Officer and Corporate Secretary